SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2003

CHITTENDEN CORPORATION
(Exact name of Registrant
as specified in charter)

Vermont	0-7974	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont		05401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable
(Former name or former address,
if changed since last report)

ITEM 5.    Other Events and Regulation FD Disclosure

The Press Release and attached financials dated January 15, 2003 included herein as Exhibit 99.1 and Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:	/S/ F. SHELDON PRENTICE
Senior Vice President, General Counsel and Secretary

DATE:  January 15, 2003